UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

MasTec, Inc., a Florida corporation (the “Company”), held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) on May 26, 2016. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1:	Election of Robert J. Dwyer and José S. Sorzano as Class III Directors to serve until the 2019 Annual Meeting of Shareholders and the election of Javier Palomarez as a Class II Director to serve until the 2018 Annual Meeting of Shareholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Robert J. Dwyer	48,663,147	21,155,377	5,584,969
José S. Sorzano	47,558,855	22,259,669	5,584,969
Javier Palomarez	66,989,187	2,829,337	5,584,969

Proposal 2:	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
74,442,163	263,993	697,337	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 27, 2016	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary